Helping Build Boston—The Union Way

The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Boston Area

Since Inception in 1984

42	$800.0M	$21.0M	$2.2B	4,871
Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (90% afforadable)
16.8M	20,475	$2.0B	$149.4M	$4.5B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

MILDRED C. HAILEY APARTMENTS

The HIT provided $30.1 million in financing for the $194.2 million new construction of the 223-unit all affordable Mildred C. Hailey Apartments, creating an estimated 1,339,580 hours of union construction work.

PROJECT PROFILE:

OLD COLONY PHASE SIX

The HIT provided $22.4 million in financing for the $83.4 million new construction of the 89-unit all affordable Old Colony Phase Six, creating an estimated 618,060 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Helping Build Boston–The Union Way	JUNE 2024

Old Colony Phase 3	Cote Village	Georgetowne Homes

“The partnership between organized labor, investment capital, and public housing represents the essential foundation for a better Boston, where all people can thrive.”

—Kenzie Bok, Administrator

    Boston Housing Authority

HIGHLIGHTS OF BOSTON INVESTMENTS

		HIT Investment/Building		Construction
Project	Location	America NMTC Allocation	TDC	Work Hours
Cote Village	Boston	$20,116,000	$49,049,428	415,960
Flat 9 at Whittier Phase 3	Boston	$26,645,000	$125,475,018	824,920
Mildred C. Hailey Apartments 1A	Boston	$14,040,000	$105,275,177	728,560
Mildred C. Hailey Apartments 1B	Boston	$16,020,000	$88,887,626	611,020
Old Colony Phase Three A	Boston	$47,880,000	$64,040,973	511,510
Old Colony Phase Three B	Boston	$42,449,000	$61,054,733	486,320
Old Colony Phase Three C	Boston	$36,430,000	$26,506,507	198,030
Old Colony Phase Four	Boston	$27,432,000	$84,684,476	562,100
Old Colony Phase Five	Boston	$25,993,000	$78,109,976	478,090
Old Colony Phase Six	Boston	$22,354,000	$83,447,717	618,060

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com